UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2011

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
11130 Sunrise Valley Drive, Suite 300 Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable --------------------------------------------------------------------------------------------------------------------- (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☒       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On February 19, 2011, Tier Technologies, Inc. (“Tier” or the “Company”) entered into an agreement (the “Agreement”) with Discovery Equity Partners, L.P. (“Discovery Equity Partners”), Discovery Group I, LLC (“Discovery Group I”), Daniel J. Donoghue (“Mr. Donoghue”), and Michael R. Murphy (“Mr. Murphy,” and collectively with Discovery Equity Partners, Discovery Group I, Mr. Donoghue, and their respective affiliates, “Discovery Group”), relating to, among other things, the Company’s 2011 annual meeting of stockholders (the “Annual Meeting”).  Set forth below is a summary of the material terms of the Agreement, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.  The following summary is qualified in its entirety by reference to the Agreement.

Pursuant to the Agreement:

•
The Company agreed, among other things, to (i) reduce the size of the Board of Directors of the Company (the “Board”) from eight to seven members, effective as of the date of the Annual Meeting, (ii) nominate seven specified individuals for election to the Board at the Annual Meeting, and (iii) subject to applicable law and the NASDAQ Global Market listing standards, at the organizational meeting of the Board occurring after the Annual Meeting, appoint Katherine A. Schipper to the Audit Committee of the Board.

•
Discovery Group agreed, among other things, that (i) Discovery Group will not nominate, for election to the Board at the Annual Meeting, any of the individuals named in the notice sent by Discovery Group to the Company on January 21, 2011, or any other individuals, and will not conduct any solicitation of proxies in connection with the Annual Meeting, and (ii) Discovery Group will cause all of the shares of the Company’s common stock beneficially owned by Discovery Group as of the record date for the Annual Meeting to be voted in favor of each of the Board’s nominees for election to the Board at the Annual Meeting.  Discovery Group also withdrew its proposal, relating to a Dutch auction tender offer, and agreed not to present that proposal or propose any other business for consideration at the Annual Meeting.

On February 19, 2010, the Board nominated the following individuals for election to the Board at the Annual Meeting:  Charles W. Berger, Morgan P. Guenther, Alex P. Hart, Philip G. Heasley, David A. Poe, Zachary F. Sadek, and Katherine A. Schipper.

The Agreement permits the Company to set the size of the Board at eight and nominate an individual with management experience in the banking and investment industries, in addition to the individuals named in the preceding paragraph, for election to the Board at the Annual Meeting.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

The Company plans to file with the SEC and mail to its stockholders a proxy statement relating to its Annual Meeting.  The proxy statement will contain important information about the Company and the matters to be acted upon at the meeting.  Investors and security holders are urged to read the proxy statement carefully when it is available.  Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of these documents from the Company by contacting Tier

Technologies, Inc., attention Keith Omsberg, Corporate Secretary, 11130 Sunrise Valley Drive, Suite 300, Reston, Virginia, 20191, telephone: (571) 382-1000.

Tier and its directors and executive officers may be deemed to be participants in the solicitation of Tier’s security holders in connection with its 2011 Annual Meeting of Stockholders.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in Tier’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, as amended by Amendment No. 1 to the Form 10-K, which is on file with the SEC, as well as its upcoming proxy statement for the 2011 Annual Meeting (when available).  Tier’s current directors and executive officers are named in Tier’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, as amended.  Stockholdings of directors and executive officers have been reported in Tier’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, as amended, and to the extent those reported numbers have changed, have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 or Form 5 filed with the SEC.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2011, Ronald L. Rossetti submitted his resignation from Tier’s Board of Directors, effective as of the Annual Meeting.

Item 7.01.  Regulation FD Disclosure.

On February 22, 2011, the Company issued a press release regarding the Agreement.  A copy of such release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On February 19, 2011, Tier accelerated the vesting of the unvested portion of the restricted stock units that were issued to John J. Delucca in connection with his election to the Board at the annual meetings in 2009 and 2010, such acceleration to be effective upon the expiration of Mr. Delucca’s term as a director.  This acceleration of vesting does not affect the timing of payments under the agreements governing Mr. Delucca’s restricted stock units.

Item 9.01.  Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Description
99.1	Agreement dated February 19, 2011 among Discovery Equity Partners, Discovery Group I, LLC, Daniel J. Donoghue, Michael R. Murphy and the Company
99.2	Press Release issued February 22, 2011 by the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Senior Vice President and Chief Financial Officer
Date: February 22, 2011

Exhibit Index

Exhibit No.	Description
99.1	Agreement dated February 19, 2011 among Discovery Equity Partners, Discovery Group I, LLC, Daniel J. Donoghue, Michael R. Murphy and the Company
99.2	Press Release issued February 22, 2011 by the Company